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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 24, 1997
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                              Dean Foods Company
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            (Exact name of registrant as specified in its charter)


Delaware                            0-1118                           36-0984820
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(State or other              (Commission File No.)               (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


3600 N. River Road             Franklin Park, IL                       60131
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (847)678-1680
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        (Former name or former address, if changed since last report)



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Item 5 - Other Events


                   MARINEAU RESIGNS AS DEAN FOODS PRESIDENT


Franklin Park, Illinois, September 24, 1997...Dean Foods Company today announced Philip A. Marineau has resigned to become president and chief executive officer of Pepsi-Cola North America. Marineau, 50, joined Dean Foods as president and chief operating officer last December 6th.

Howard Dean, chairman and chief executive officer, will assume the duties of president while he and the board of directors seek a successor. "We appreciate Phil's many contributions to Dean Foods during his brief tenure with us," said Dean. "We regret his decision, but we understand it. Phil helped implement a number of programs and assembled the marketing talent needed to help Dean Foods achieve its strategic growth objectives. These initiatives will continue to help drive Dean Foods' evolution into a more consumer driven company."

Marineau said, "I have enjoyed my time at Dean Foods and I believe the company's prospects under Howard Dean's continued leadership are bright. I regret that I won't be present to see the results of execution of the Company's strategy, but I'm confident of the value creation for its shareholders."

Dean said the company would take whatever amount of time is necessary to recruit a new president and chief operating officer. "In the meantime, we have in place a seasoned senior management team that has been involved in the development and execution of our strategy, and have added sufficient marketing depth to continue moving forward without any loss of momentum," he said.

Dean Foods is the nation's leading dairy processor and distributor producing a full line of branded and private label products, including fluid milk, cottage cheese and ice cream sold under the Dean's and other regional brand names. Dean's frozen vegetable business is the market leader and includes the Birds Eye, Freshlike and Veg-All brand names, as well as private label. Dean Foods is also the leader in private label pickles, dips, refrigerated salad dressings and non-dairy coffee creamers.













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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Dean Foods Company
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                                                        (Registrant)


Date: September 24, 1997                            William R. McManaman
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                                                    William R. McManaman
                                                  Vice President Finance and
                                                   Chief Financial Officer



Date: September 24, 1997                            William M. Luegers, Jr.
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                                                    William M. Luegers, Jr.
                                                           Controller